SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant     ☒
Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BIG 5 SPORTING GOODS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

BIG 5 SPORTING GOODS CORPORATION

2525 EAST EL SEGUNDO BOULEVARD
EL SEGUNDO, CALIFORNIA 90245

April 28, 2003

Dear Fellow Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Big 5 Sporting Goods Corporation (the “Company”), to be held at the Marriott Manhattan Beach, 1400 Parkview Avenue, Manhattan Beach, California 90266-3714 on June 4, 2003 at 10:00 a.m. local time.

      At the annual meeting, you will be asked to consider and vote upon the following matters:

1.	The election of two Class A directors to the Company’s board of directors, each to hold office until the 2006 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

2.	The ratification of the appointment of KPMG LLP to serve as the Company’s independent auditors for 2003; and

3.	The transaction of such other business as may properly come before the Annual Meeting.

      Accompanying this letter is the formal Notice of Annual Meeting, Proxy Statement, Proxy Card relating to the meeting and the Company’s 2002 Annual Report on Form 10-K.

      Your vote is very important regardless of how many shares you own. We hope you can attend the annual meeting in person. However, whether or not you plan to attend the annual meeting, please complete, sign, date and return the Proxy Card in the enclosed envelope. If you attend the annual meeting, you may vote in person if you wish, even though you may have previously returned your Proxy Card.

Sincerely,

Steven G. Miller
Chairman of the Board, President
and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2003
ANNUAL MEETING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF INDEPENDENT AUDITORS
PERFORMANCE GRAPH

BIG 5 SPORTING GOODS CORPORATION

2525 EAST EL SEGUNDO BOULEVARD
EL SEGUNDO, CALIFORNIA 90245

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2003

TO THE STOCKHOLDERS OF BIG 5 SPORTING GOODS CORPORATION:

      NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Big 5 Sporting Goods Corporation, a Delaware corporation (the “Company”), will be held on June 4, 2003 at 10:00 a.m. local time, at the Marriott Manhattan Beach, 1400 Parkview Avenue, Manhattan Beach, California 90266-3714 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders will be asked to consider and vote upon:

1.	The election of two Class A directors to the Company’s board of directors, each to hold office until the 2006 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

2.	The ratification of the appointment of KPMG LLP as the Company’s independent auditors for 2003; and

3.	The transaction of such other business as may properly come before the Annual Meeting or before any adjournments or postponements thereof.

      Only stockholders of record of the Company’s common stock at the close of business on April 21, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company, 2525 East El Segundo Boulevard, El Segundo, California 90245 for at least ten days prior to the meeting and will also be available for inspection at the meeting.

      YOUR VOTE IS VERY IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON.

      If you plan to attend:

      Please note that admission to the meeting will be on a first-come, first-served basis. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of the Company’s common stock as of the record date, such as the enclosed Proxy or a brokerage statement reflecting stock ownership as of the record date.

BY ORDER OF THE BOARD OF DIRECTORS,

Gary S. Meade
Secretary

El Segundo, California

April 28, 2003

BIG 5 SPORTING GOODS CORPORATION

2525 EAST EL SEGUNDO BOULEVARD
EL SEGUNDO, CALIFORNIA 90245

PROXY STATEMENT RELATING TO

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 4, 2003

      This Proxy Statement is being furnished to the stockholders of Big 5 Sporting Goods Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Company’s board of directors for use at the Annual Meeting of the Company’s stockholders to be held on June 4, 2003 at 10:00 a.m. local time at the Marriott Manhattan Beach, 1400 Parkview Avenue, Manhattan Beach, California 90266-3714, and at any adjournments or postponements thereof (the “Annual Meeting”).

      At the Annual Meeting, holders of the Company’s common stock, $0.01 par value per share, will be asked to vote upon: (i) the election of two Class A directors to the Company’s board of directors, each to hold office until the 2006 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified); (ii) the ratification of the appointment of KPMG LLP as the Company’s independent auditors for 2003; and (iii) any other business that properly comes before the Annual Meeting.

      This Proxy Statement and the accompanying Proxy Card are first being mailed to the Company’s stockholders on or about April 28, 2003. The address of the principal executive offices of the Company is 2525 East El Segundo Boulevard, El Segundo, California 90245.

ANNUAL MEETING

Record Date; Outstanding Shares; Quorum

      Only holders of record of the Company’s common stock at the close of business on April 21, 2003 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 22,178,018 shares of common stock outstanding and entitled to vote, held of record by 269 stockholders. A majority, or 11,089,010, of these shares, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each of the Company’s stockholders is entitled to one vote, in person or by proxy, for each share of common stock standing in such stockholder’s name on the books of the Company as of the Record Date on any matter submitted to the stockholders.

Voting of Proxies; Votes Required

      Stockholders are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. All properly executed, returned and unrevoked Proxy Cards will be voted in accordance with the instructions indicated thereon. Executed but unmarked Proxy Cards will be voted FOR the election of each director nominee listed on the Proxy Card and FOR the ratification of the appointment of KPMG LLP as the Company’s independent auditors. The Company’s board of directors does not presently intend to bring any business before the Annual Meeting other than that referred to in this Proxy Statement and specified in the Notice of the Annual Meeting. By signing the Proxy Cards, stockholders confer discretionary authority on the proxies (who are persons designated by the board of directors) to vote all shares covered by the Proxy Cards in their discretion on any other matter that may properly come before the Annual Meeting, including any motion made for adjournment of the Annual Meeting.

      Any stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering a written revocation notice to the Secretary of Big 5 Sporting Goods Corporation, 2525 East El Segundo Boulevard, El Segundo, California 90245, (ii) by submitting a subsequent valid Proxy Card or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Any notice of revocation sent to the Company must include the stockholder’s name.

      Elections of directors is determined by a plurality of shares of common stock represented in person or by proxy and voting at the Annual Meeting.

Abstentions; Broker Non-Votes; Withheld Votes

      A stockholder may vote to “abstain” on the ratification of the appointment of KPMG LLP as the Company’s independent auditors and the other proposals which may properly come before the Annual Meeting. If a stockholder votes to “abstain,” such stockholder’s shares will be counted as present at the meeting for purposes of determining a quorum on all matters and for purposes of calculating the vote, but will not be considered to be votes cast with respect to such matters. If an executed proxy is returned by a broker holding shares in street name that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum on all matters, but will not be considered to be votes cast with respect to such matters. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election of directors or the ratification of the appointment of KPMG LLP as the Company’s independent auditors. In addition, in the election of directors, a stockholder may withhold such stockholder’s vote. Withheld votes will be excluded from the vote and will have no effect on the outcome of such election.

Solicitation of Proxies and Expenses

      This proxy solicitation is made by the Company, and the Company will bear the cost of the solicitation of proxies from its stockholders. The directors, officers and employees of the Company may solicit proxies by mail, telephone, telegram, letter, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders forward copies of the Proxy Statement and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, the Company will reimburse such record holders for their reasonable expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

General

      The board of directors consists of three classes, consisting of Class A directors, Class B directors and Class C directors. The terms of office of the Class A directors, Class B directors and Class C directors expire in the year 2003 (Class A), the year 2004 (Class B) and the year 2005 (Class C). Each director holds office until such director’s successor is duly elected and qualified. Directors elected to succeed those directors whose terms then expire will be elected for a three-year term of office.

      Only members of Class A, G. Michael Brown and John G. Danhakl, are nominees for election to the board of directors at the Annual Meeting. Each Class A director elected will hold office until the 2006 annual meeting of stockholders (and until such director’s successor shall have been duly elected and qualified). Both of the nominees currently serve on the board of directors of the Company.

      Each proxy received will be voted for the election of the persons named below, unless the stockholder signing such proxy withholds authority to vote for one or more of these nominees in the manner described in the proxy. Although it is not contemplated that any nominee named below will decline or be unable to serve as a director, in the event any nominee declines or is unable to serve as a director, the proxies will be voted by the proxy holders as directed by the board of directors. Broker non-votes in the election of directors will not be counted as voting at the meeting and therefore will not have an effect on the election of the nominees listed below. Withheld votes will also have no effect on the election of the nominees. The two nominees receiving the highest number of votes from holders of shares of common stock represented and voting at the Annual Meeting will be elected to the board of directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

      Except as set forth below, there are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. Except as set forth in “Certain Relationships and Related Transactions — Amended and Restated Stockholders Agreement,” there are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which such person has been or will be selected as a director and/or executive officer of the Company (other than arrangements or understandings with any such director, nominee and/or executive officer acting in such person’s capacity as such). Except as described below, there are no material proceedings to which any of the following is a party adverse to the Company or any of its subsidiaries, or has a material interest that is adverse to the Company or any of its subsidiaries: any director, nominee, officer or affiliate of the Company, any owner of record or beneficial holder of more than five percent (5%) of the outstanding shares of the Company’s common stock or any associate of any such director, nominee, officer, affiliate or security holder.

Nominees for Terms Expiring in 2006 (Class A Directors)

      G. Michael Brown has served as a director since June 2002. Mr. Brown has been a senior litigation partner with the law firm Musick, Peeler & Garrett LLP since June 2001. Prior to that, Mr. Brown was a partner at the law firm Berger, Kahn, Shafton, Moss, Figler, Simon & Gladstone from 1996 to 2001. Age: 50.

      John G. Danhakl has served as a director since 1997. Mr. Danhakl has been a partner of Leonard Green & Partners, L.P. since 1995. From 1990 to 1995, Mr. Danhakl was a Managing Director at Donaldson, Lufkin & Jenrette Securities Corporation. Prior to joining Donaldson, Lufkin & Jenrette Securities Corporation, Mr. Danhakl was a Vice President at Drexel Burnham Lambert Incorporated. Mr. Danhakl is also a member of the board of directors of Arden Group, Inc., Twinlab Corporation, Communications & Power Industries, Inc., Leslie’s Poolmart, Inc., Liberty Group Publishing, Inc., VCA Antech, Inc., Petco Animal Supplies, Inc., MEMC Electronic Materials, Inc., Phoenix Scientific Inc., Rite Aid Corporation, AsianMedia and Diamond Triumph Auto Glass, Inc. Age: 47.

Directors Whose Terms Will Expire in 2004 (Class B Directors)

      Sandra N. Bane has served as a director since June 2002. Mrs. Bane retired from KPMG LLP as an audit partner in 1998 after 23 years with the firm. While at KPMG LLP, Mrs. Bane headed the Western region’s Merchandising practice for the firm, helped establish the Employee Benefits audit specialist program and was partner in charge of the Western region’s Human Resource department for two years. Mrs. Bane serves as a member of the board for several nonprofit institutions in her community. She is also a member of the AICPA and the California Society of Certified Public Accountants. Age: 50.

      Michael D. Miller, Ph.D. has served as a director since 1997. Dr. Miller is a mathematical consultant at The RAND Corporation and a visiting professor of mathematics at the University of California at Los Angeles. From 1977 until June 2002, Dr. Miller was a senior mathematician at The RAND Corporation. Dr. Miller is Robert W. Miller’s son and Steven G. Miller’s brother. Age: 53.

Directors Whose Terms Will Expire in 2005 (Class C Directors)

      Robert W. Miller has served as Chairman Emeritus of the Board since June 2002. Prior to that, Robert W. Miller served as Chairman of the Board from 1992 to 2002 and as Chief Executive Officer from the inception of the Company’s holding company structure in 1992 to 2000. Robert W. Miller has also served as a senior executive officer of Big 5 Corp. for many years, including as President from 1973 to 1992, Chief Executive Officer from 1973 to 2000 and Chairman from 1992 to 2002. Robert W. Miller co-founded the Company’s business in 1955. Robert W. Miller is the father of Steven G. Miller and Michael D. Miller. Age: 80.

      Steven G. Miller has served as Chairman of the Board, Chief Executive Officer and President since June 2002, 2000 and 1992, respectively. Steven G. Miller has also served as a director since 1992. In addition, Steven G. Miller served as Chief Operating Officer from 1992 to 2000 and as Executive Vice President, Administration from 1988 to 1992. Steven G. Miller is Robert W. Miller’s son and Dr. Michael D. Miller’s brother. Age: 51.

Board Meetings and Committees

      The board of directors of the Company had three meetings during the fiscal year ended December 29, 2002 and acted by unanimous written consent on six occasions. During the fiscal year ended December 29, 2002, each incumbent director of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the board of directors, and (ii) the total number of meetings of the committees on which such director served (during the periods that such director served).

      The board of directors consists of three classes: Class A directors, Class B directors and Class C directors. The terms of office of the Class A directors, Class B directors and Class C directors expire in the year 2003 (Class A), the year 2004 (Class B) and the year 2005 (Class C). Thereafter, directors will be elected to three-year terms. Each director holds office until such director’s successor is duly elected and qualified.

      The board of directors has a standing audit committee, which is chaired by Sandra N. Bane and currently consists of Ms. Bane and Messrs. Brown and Danhakl. Ms. Bane and Mr. Brown are “independent” as that term is defined in Marketplace Rule 4200(a)(14) of the National Association of Securities Dealers’ listing standards. However, Mr. Danhakl may not be considered to be “independent,” as a result of the fact that he may be deemed to be an affiliate of Green Equity Investors, L.P., the Company’s principal stockholder. Notwithstanding Mr. Danhakl’s lack of independence, the board of directors has determined that Mr. Danhakl’s presence on the audit committee is beneficial to the Company because of his extensive experience with respect to sophisticated financial matters. In addition, Mr. Danhakl has developed a thorough understanding of the Company’s financial accounting as a result of his several years of service as a director of the Company.

      On June 24, 2002, in connection with the Company’s initial public offering, the board of directors adopted a written charter for the audit committee, which is attached as Appendix A to this Proxy Statement. The Company intends to amend the audit committee charter to comply with the requirements of the Sarbanes-

Oxley Act of 2002, as well as the requirements of the Securities and Exchange Commission and the National Association of Securities Dealers once such requirements are in final form.

      Among other things, the functions of the audit committee are to:

•	review and discuss with the Company’s management and independent auditors the Company’s audited financial statements, including the adequacy and effectiveness of the Company’s internal accounting controls;

•	discuss with the Company’s management and independent auditors any significant changes to the Company’s accounting principles;

•	recommend, on an annual basis, to the board of directors the appointment of the Company’s independent auditors;

•	review the independence and performance of the Company’s independent auditors; and

•	review from time to time and make recommendations with respect to the Company’s policies relating to management conduct and oversee procedures and practices to ensure compliance with such policies.

      The audit committee held two meetings during the fiscal year ended December 29, 2002.

      The board of directors has a standing compensation committee, which is chaired by G. Michael Brown and currently consists of Mr. Brown and Ms. Bane. Both Mr. Brown and Ms. Bane are “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code. Among other things, the function of the compensation committee is to review and recommend to the board of directors the compensation and benefits of the Company’s executive employees. The compensation committee was established in June 2002 in connection with the Company’s initial public offering. The compensation committee did not hold any meetings during the fiscal year ended December 29, 2002.

      The board of directors does not have a nominating or similar committee.

Compensation of Directors

      Directors who are also employees of the Company are compensated as officers of the Company and receive no additional compensation for serving as directors. Non-employee directors receive an annual fee of $15,000 for service on the board of directors, plus $1,000 for each meeting of the board of directors or any committee that they attend. Directors are also reimbursed for all out-of-pocket expenses incurred in attending such meetings. Mr. Danhakl and Dr. Miller each have agreed to waive their directors’ fees.

Compensation Committee Interlocks and Insider Participation

      Until June 24, 2002, the board of directors as a whole performed the functions that it delegated to the compensation committee following its formation in connection with the Company’s initial public offering, and all of the members of the board of directors participated in deliberations concerning executive compensation. For the remainder of fiscal year 2002, the compensation committee consisted of G. Michael Brown, as chairman, and Sandra N. Bane, neither of whom is or has been an officer or employee of the Company or its subsidiary, Big 5 Corp. No interlocking relationship existed between the board of directors or the compensation committee and the board of directors or compensation committee of any other company.

Compensation Committee Report on Executive Compensation

      The compensation committee of the board of directors, which is composed entirely of independent outside directors, is responsible for making recommendations to the board of directors regarding the annual salaries and other compensation of the officers of the Company and providing assistance and recommendations with respect to compensation plans. The compensation committee also has the authority to administer and make award grants under the Company’s 1997 Management Equity Plan and 2002 Stock Incentive Plan.

      The Company’s compensation policy is based on linking executive compensation to the Company’s objectives of growth through increased earnings and maximizing stockholder value. The compensation committee monitors compensation levels for comparable retail companies and evaluates annual compensation on the basis of these compensation trends and the performance of the Company to determine whether adjustments to base salary or bonuses, or both, are appropriate.

      The compensation committee believes that stock ownership by key executives provides valuable performance incentives and helps to align the interests of key executives with the interests of the Company’s stockholders in maximizing stockholder value. While certain executive officers, including the Company’s Chief Executive Officer and President, have significant equity ownership in the Company, the compensation committee believes that additional option grants are appropriate to further align the interests of the Company’s executive officers with the interests of the Company’s stockholders.

      To facilitate these objectives, the Company adopted the 2002 Stock Incentive Plan, pursuant to which the Company may grant stock options to executives (as well as other employees and directors). The terms of the stock options grants are determined by the compensation committee based upon the position and responsibilities of the key executive, as well as a review of competitive equity compensation of officers of comparable retail companies.

      In accordance with the terms of his employment agreement, in 2002, Steven G. Miller received a base salary of $375,000 and a bonus of $585,000 based on comparable compensation packages provided to executives in similarly situated companies and the compensation committee’s subjective assessment of his performance. In addition, Mr. Miller received a one-time bonus of $368,550 in connection with the Company’s initial public offering, which was funded by a reduction in the redemption price of the Company’s preferred stock Mr. Miller also received specified perquisites.

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-traded corporations for compensation in excess of $1,000,000 paid for any fiscal year to certain executive officers, including the chief executive officer. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Company became subject to Section 162(m) as the result of the completion of its initial public offering in June 2002. Although the Company believes that, in general, its compensation practices should be cost-efficient with respect to taxes, the Company reserves the authority to award compensation that is not deductible under Section 162(m) to the Company’s executive officers to the extent consistent with other compensation objectives. The one-time bonuses paid by the Company to its executive officers were not subject to the Section 162(m) deduction limitation.

COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS

G. Michael Brown (Chairman)
Sandra N. Bane

April 21, 2003

Executive Officers

      The following section sets forth certain information with respect to the Company’s current executive officers (other than Robert W. Miller and Steven G. Miller, whose information is set forth above under “Directors Whose Terms Will Expire in 2005 (Class C Directors)”):

      Charles P. Kirk has served as Senior Vice President and Chief Financial Officer since 1992. Prior to joining us, Mr. Kirk served as Thrifty Corporation’s Director of Planning and Vice President of Planning and Treasury since October 1990. Prior to that, Mr. Kirk held various financial positions with Thrifty Corporation’s former parent, Pacific Enterprises, since 1981. Age: 47.

      Gary S. Meade has served as Senior Vice President since July 2001 and General Counsel and Secretary since 1997. Mr. Meade also served as Vice President from 1997 to 2001. Prior to joining the Company, Mr. Meade was Thrifty Corporation’s Vice President, General Counsel and Secretary since 1992 and Thrifty Corporation’s Vice President — Legal Affairs since 1979. Age: 56.

      Richard A. Johnson has served as Senior Vice President, Store Operations since 1992. Prior to that, Mr. Johnson was Vice President, Store Operations since 1982. Age: 57.

      Thomas J. Schlauch has served as Senior Vice President, Buying since 1992. Prior to that, Mr. Schlauch served as Head of Buying from 1990 to 1992 and as Vice President, Buying from 1982 to 1990. Age: 58.

      Jeffrey L. Fraley has served as Senior Vice President, Human Resources since July 2001. Prior to that, Mr. Fraley served as Vice President, Human Resources from 1992 to 2001. Age: 46.

Executive Compensation

      The following table summarizes the compensation of the Company’s Chief Executive Officer, each of the Company’s four other most highly compensated executive officers for the fiscal year ended December 29, 2002 and Robert W. Miller, Chairman Emeritus (collectively, the “Named Executive Officers”). None of the Named Executive Officers received any options to purchase common stock or held stock appreciation rights during the years reported in the table.

	Annual Compensation

Name & Principal Position	Year	Salary($)	Bonus($)(1)

Steven G. Miller	2002	$375,000	$953,550
Chairman of the Board, President & Chief Executive Officer	2001	325,000	485,000
	2000	300,000	425,000

Thomas J. Schlauch	2002	$211,000	$263,710
Senior Vice President, Buying	2001	196,000	160,000
	2000	186,000	140,000

Richard A. Johnson	2002	$185,000	$258,452
Senior Vice President, Store Operations	2001	168,000	140,000
	2000	158,000	120,000

Charles P. Kirk	2002	$195,000	$248,452
Senior Vice President &	2001	178,000	125,000
Chief Financial Officer	2000	168,000	105,000

Gary S. Meade	2002	$145,000	$95,721
Senior Vice President, General Counsel & Secretary	2001	137,000	45,000
	2000	130,000	30,000

Robert W. Miller	2002	$350,000	$1,051,054
Chairman Emeritus of the Board	2001	340,000	600,000
	2000	330,000	540,000

(1)	Amounts include one-time bonuses of $368,550, $73,710, $88,452, $88,452, $20,271 and $1,051,054 paid in 2002 to Steven G. Miller, Thomas J. Schlauch, Richard A. Johnson, Charles P. Kirk, Gary S. Meade

and Robert W. Miller, respectively, in connection with the Company’s initial public offering, which were funded by a reduction in the redemption price of the Company’s preferred stock.

Employment Agreements

      The Company has employment agreements with Steven G. Miller and Robert W. Miller.

      Steven G. Miller. Steven G. Miller’s employment agreement provides that he will serve as Chairman of the Board of Directors, Chief Executive Officer and President for a term of four years from any given date, such that there shall always be a minimum of at least four years remaining under his employment agreement. The employment agreement provides for Steven G. Miller to receive an annual base salary of $375,000, subject to annual increase based on comparable compensation packages provided to executives in similarly situated companies, and to participate in a bonus plan based on standards to be established by the compensation committee. Steven G. Miller is also entitled to specified perquisites. In addition, as long as Steven G. Miller serves as an officer, the Company will use its best efforts to ensure that he continues to serve on the Company’s board of directors and on the board of directors of the Company’s wholly-owned subsidiary, Big 5 Corp.

      If Steven G. Miller’s employment is terminated due to his death, the employment agreement provides for accelerated vesting of options that would have been exercisable during half of the remaining scheduled term of the employment agreement and the continuation of family medical benefits for the remaining scheduled term of the employment agreement. If Steven G. Miller’s employment is terminated due to his disability, the employment agreement provides that the Company will pay Steven G. Miller his remaining base salary for half of the remaining scheduled term of the employment agreement and an additional payment equal to two times the greater of (i) his last annual cash bonus or (ii) the average annual cash bonus paid during the last three fiscal years. In addition, the employment agreement provides for accelerated vesting of options that would have been exercisable during half of the remaining scheduled term of the employment agreement and the continuation of specified benefits for such term.

      If Steven G. Miller terminates the employment agreement for good reason or for any reason within six months of a change in control, or if the Company terminates the employment agreement without cause, the employment agreement provides the Company will pay Steven G. Miller his remaining base salary during the remaining scheduled term of the employment agreement and an additional payment equal to three times the greater of (i) his last annual cash bonus or (ii) the average annual cash bonus paid during the last three fiscal years. In addition, the employment agreement provides for accelerated vesting of all of his options and the continuation of specified benefits during the remaining scheduled term of the employment agreement.

      If Steven G. Miller terminates the employment agreement without good reason or the Company terminates the employment agreement for cause, Steven G. Miller is entitled to receive all accrued and unpaid salary and other compensation and all accrued and unused vacation and sick pay.

      Robert W. Miller. Robert W. Miller’s employment agreement provides that he will serve as Chairman Emeritus of the Board of Directors for a term of three years from any given date, such that there shall always be a minimum of at least three years remaining under his employment agreement. In addition, as long as Robert G. Miller serves as Chairman Emeritus, the Company will use its best efforts to ensure that he continues to serve on the board of directors. The employment agreement provides for Robert W. Miller to receive an annual base salary of $350,000. Robert W. Miller is also entitled to specified perquisites.

      If Robert W. Miller’s employment is terminated by either Robert W. Miller or the Company for any reason, the employment agreement provides that the Company will pay Robert W. Miller his annual base salary and provide specified benefits for the remainder of his life. The employment agreement also provides that in the event Robert W. Miller is survived by his wife, the Company will pay his wife his annual base salary and provide her specified benefits for the remainder of her life.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITORS

      Upon the recommendation of the audit committee, the board of directors has appointed the firm of KPMG LLP, independent auditors of the Company during the 2002 fiscal year, to serve in the same capacity for the fiscal year ending December 28, 2003 and is asking the stockholders to ratify this appointment. Although action by the stockholders is not required by law, the board of directors has determined that it is desirable to request stockholder ratification of the appointment of the Company’s independent auditors. If stockholders do not approve ratification of the appointment of such auditors, the board of directors will reconsider the appointment. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2003.

Audit and Related Fees

     Audit Fees

      The aggregate fees billed by KPMG LLP to the Company for professional services for the audit of the Company’s annual financial statements for the fiscal year ended December 29, 2002 and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the fiscal year ended December 29, 2002 were $277,500.

Financial Information System Design and Implementation Fees

      KPMG LLP did not bill any fees to the Company for financial information systems design and implementation for the fiscal year ended December 29, 2002.

     All Other Fees

      The aggregate fees billed to the Company for all other services rendered by KPMG LLP for the fiscal year ended December 29, 2002 were $355,800, which consisted of services related primarily to review of the Company’s registration statement for its initial public offering, audit of the Company’s benefit plan and tax and other professional services. The audit committee believes that the provision of these services is compatible with maintaining KPMG LLP’s independence.

Audit Committee Report

      The following is the report of the audit committee with respect to the Company’s audited financial statements for the fiscal year ended December 29, 2002, and the notes thereto.

      The Company’s management has primary responsibility for the Company’s financial statements and overall reporting process, including the Company’s system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discuss with the audit committee any issues that the independent auditors believe should be brought to its attention. The audit committee assists the board of directors in overseeing and monitoring the Company’s financial reporting process and the quality of its internal and external audit process.

     Review With Management

      The audit committee has reviewed the Company’s audited financial statements for the fiscal year ended December 29, 2002 and the notes thereto and discussed such financial statements with management and the independent auditors. Management has represented to the audit committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

     Review and Discussions With Independent Accountants

      The audit committee has discussed with KPMG LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, the independent auditors’ responsibilities, any significant issues arising during the audit and any other matters related to the conduct of the audit of the Company’s financial statements.

      The audit committee has received written disclosures and the letter from KPMG LLP regarding its independence as required by Independence Standards Board Standard No. 1 and has discussed with KPMG LLP its independence from the Company.

     Conclusion

      Based on the review and discussions referred to above, the audit committee recommended to the Company’s board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2002.

SUBMITTED BY AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Sandra N. Bane (Chairperson)
G. Michael Brown
John G. Danhakl

April 21, 2003

PERFORMANCE GRAPH

      Set forth below is a graph comparing the cumulative total stockholder return for the Company’s common stock with the cumulative total return of (i) the Nasdaq Market Index and (ii) the Nasdaq Retail Index. Because the Company’s common stock began trading on June 25, 2002, the information in the graph is provided at monthly intervals and at December 29, 2002. This graph shows historical stock price performance (including reinvestment of dividends) and is not necessarily indicative of future performance.

	6/25/02	6/30/02	7/31/02	8/31/02	9/30/02	10/31/02	11/30/02	12/29/02

Big 5 Sporting Goods Corporation	100.00	108.50	74.03	84.89	77.83	89.67	101.74	85.04
Nasdaq Market Index	100.00	100.00	90.74	89.87	80.25	91.11	101.40	91.52
Nasdaq Retail Index	100.00	100.00	84.52	83.69	81.61	87.43	88.05	80.36

*	Assumes $100 invested on June 25, 2002 in the Company’s common stock, the Nasdaq Market Index and the Nasdaq Retail Index. Total return assumes reinvestment of dividends.

Certain Relationships and Related Transactions

Relationship With Pacific Enterprises, Thrifty Corporation and Rite Aid Corp.

      Prior to September 1992, the predecessor to what is now the Company’s wholly owned operating subsidiary was a wholly owned subsidiary of Thrifty Corporation, which in turn was a wholly owned subsidiary of Pacific Enterprises. In December 1996, Thrifty Corporation was acquired by Rite Aid Corp.

      As a result of the Company’s prior relationship with Thrifty Corporation and its affiliates, the Company continues to maintain certain relationships with Rite Aid Corp. and Sempra Energy, the successor to Pacific Enterprises. These relationships include continuing indemnification obligations of Sempra Energy to the Company for certain environmental matters and obligations under ERISA arising out of Pacific Enterprises’ prior ownership of all of the capital stock of Thrifty Corporation and the predecessor to what is now the Company’s wholly owned subsidiary, including (1) indemnification for certain environmental liability costs incurred by the Company resulting from a contravention of applicable law relating to the prior and then existing use and ownership of the properties and assets (including all real estate) previously owned by Pacific Enterprises and (2) indemnification for certain liability costs incurred by the Company resulting from a contravention by Pacific Enterprises of any applicable law relating to benefit plans sponsored by Thrifty PayLess, Inc. or Thrifty Corporation. The indemnification obligations of Sempra Energy relating to environmental liabilities, which pursuant to their terms are limited in scope and aggregate maximum dollar amounts, will continue until September 25, 2012, while the indemnification obligations relating to Sempra Energy’s obligations under ERISA will continue until the expiration of all applicable statutes of limitations. Green Equity Investors III, L.P., an affiliate of Leonard Green & Partners, L.P., holds convertible preferred stock in Rite Aid Corp. that, if converted, would represent approximately 11% of its outstanding stock.

     Conflicts of Interest

      Green Equity Investors, L.P., an affiliate of Leonard Green & Partners, L.P., holds a significant equity interest in the Company and also holds an equity interest in Gart Sports Company, one of the Company’s competitors. John G. Danhakl, an executive officer and equity owner of Leonard Green & Partners, L.P., currently serves on the Company’s board of directors. Jonathan Sokoloff and Jonathan Seiffer, both partners of Leonard Green & Partners, L.P. and former members of the Company’s board of directors, currently serve on Gart Sports Company’s board of directors. Mr. Danhakl may from time to time have conflicts of interest with respect to certain matters affecting the Company. All of these potential conflicts may not be resolved in a manner that is favorable to the Company. The Company believes it is impossible to predict the precise circumstances under which future potential conflicts may arise and therefore intends to address potential conflicts on a case-by-case basis. Under Delaware law, directors have a fiduciary duty to act in good faith and in what they believe to be in the best interest of the corporation and its stockholders. Such duties include the duty to refrain from impermissible self-dealing and to deal fairly with respect to transactions in which the directors, or other companies with which such directors are affiliated, have an interest.

     Management Services Agreement

      The Company entered into a management services agreement with Leonard Green & Associates, L.P., an affiliate of Leonard Green & Partners, L.P., on November 13, 1997. Pursuant to the management services agreement, the Company agreed to pay an annual fee of $333,333 to Leonard Green & Associates, L.P. for management, consulting and financial planning services. These services included regular consulting services regarding the status of the financial markets as they related to specialty retailers and advice on financing alternatives, note repurchases and potential refinancings. The Company also agreed to pay reasonable and customary fees to Leonard Green & Associates, L.P. for services rendered in connection with any major financial transactions. In addition to the fees the Company paid for these services, the Company also paid reasonable out-of-pocket expenses incurred in connection with rendering such services. Although the agreement did not provide either party the right to terminate prior to the stated expiration date of May 31, 2005, whether as the result of a change of control or otherwise, Leonard Green & Associates, L.P. and the Company agreed to terminate the management services agreement, effective upon the consummation of the Company’s initial public offering in June 2002. In connection with this termination, the Company paid Leonard Green & Associates, L.P. a termination fee of $875,000, which represents a discounted value of the payments that the Company would otherwise have been required to make through the stated expiration date of the management services agreement.

     Amended and Restated Stockholders Agreement

      The Company has an amended and restated stockholders agreement with Green Equity Investors, L.P., Robert W. Miller and Steven G. Miller. Under the amended and restated stockholders agreement, Green Equity Investors, L.P. may designate one member, currently Mr. Danhakl, for nomination to the board of directors so long as it beneficially owns at least 5% of the Company’s outstanding shares of common stock. Robert W. Miller and Steven G. Miller have agreed to vote all of their common stock in favor of electing Green Equity Investors, L.P.’s nominee. If Robert W. Miller or Steven G. Miller is nominated for election to the board of directors, Green Equity Investors, L.P. has agreed to vote all of its shares in favor of electing both of them. The amended and restated stockholders agreement also modifies Green Equity Investors, L.P. previously-granted registration rights. The amended and restated stockholders agreement terminates when Green Equity Investors, L.P. beneficially owns less than 5% of the Company’s outstanding common stock.

Redemption of Series A Preferred Stock

      On July 2, 2002, the Company used a portion of the net proceeds from its initial public offering to redeem all of the Company’s outstanding shares of Series A preferred stock. Green Equity Investors, L.P. and its affiliates owned 309,071 of the 350,000 outstanding shares of Series A preferred stock and received approximately $60.6 million upon redemption of such shares.

Purchases of Common Stock in the Company’s Initial Public Offering

      Green Equity Investors, L.P. and Grand Avenue Associates, L.P., both affiliates of Leonard Green & Partners, L.P., purchased an aggregate of 350,000 shares of the Company’s common stock at the initial public offering price of $13.00 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

      Based solely upon a review of reports furnished to the Company during or with respect to the year ended December 29, 2002 pursuant to Rule 16a-3(e) under the Exchange Act, all required reports on Form 3, Form 4 and Form 5 were timely filed by the Company’s directors, executive officers and 10% stockholders.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth information regarding beneficial ownership of the Company’s common stock as of April 15, 2003 by:

•	each of the individuals listed under “Executive Compensation” on page 8;

•	each of the Company’s directors;

•	each person, or group or affiliated persons, who is known by the Company to beneficially own more than 5% the Company’s common stock; and

•	all current directors and executive officers as a group.

      Except as otherwise indicated in the footnotes below, each beneficial owner has the sole power to vote and to dispose of all shares held by that holder. Percentage ownership is based on 22,718,018 shares of common stock outstanding as of April 15, 2003.

	Beneficial Ownership of
	Common Stock(2)

Name(1)	Shares		Percent(%)

Robert W. Miller(3)	876,548	(4)	3.9
Steven G. Miller(3)	1,217,500	(5)	5.4
Michael D. Miller	607,500	(6)	2.7
Thomas J. Schlauch	228,000		1.0
Richard A. Johnson	291,600		1.3
Charles P. Kirk	291,600		1.3
Gary S. Meade	66,825		*
Sandra N. Bane	0		0
G. Michael Brown	0		0
John G. Danhakl	6,223,317	(7)	28.1
Green Equity Investors, L.P.(3)	6,210,973	(8)	28.0
All directors and executive officers as a group	9,900,090	(9)	43.1

*	Indicates less than 1%.

(1)	The address for each stockholder is 2525 East El Segundo Boulevard, El Segundo, California 90245, except Green Equity Investors, L.P. and Mr. Danhakl, for which the address is 11111 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025.

(2)	Includes shares covered by options exercisable within 60 days of April 15, 2003.

(3)	Pursuant to the amended and restated stockholders agreement, Steven G. Miller and Robert W. Miller have agreed to vote in favor of Green Equity Investors, L.P.’s nominee to the board of directors, and Green Equity Investors, L.P. has agreed to vote in favor of Steven G. Miller and Robert W. Miller as members of the board of directors. However, each of Steven G. Miller, Robert W. Miller and Green Equity Investors, L.P. disclaim beneficial ownership of each other’s shares of common stock.

(4)	Includes 352,316 shares of common stock held by Robert W. Miller and Florence H. Miller, as trustees of the Robert W. and Florence H. Miller Family Trust dated January 11, 1991, as restated November 19, 1997, and 524,232 shares of common stock held by Robert W. and Florence Miller Family Partners, L.P. Florence H. Miller shares beneficial ownership of these shares with Robert W. Miller.

(5)	Represents 1,215,000 shares of common stock held by Steven G. Miller and Jacquelyne G. Miller, as trustees of the Steven G. Miller and Jacquelyne G. Miller Trust dated September 13, 1990. Jacquelyne G. Miller shares beneficial ownership of these shares with Steven G. Miller. Also includes 2,500 shares covered by options exercisable within 60 days of April 15, 2003.

(6)	Represents 607,500 shares of common stock held by Michael D. Miller, Trustee of the Miller Living Trust dated December 11, 1997.

(7)	Includes 1,247 shares of common stock owned directly by John G. Danhakl, 11,097 shares of common stock owned by Mr. Danhakl and his wife, Kathy Danhakl, as joint tenants and 39,900 shares of common stock owned by Grand Avenue Associates, L.P., an affiliate of Leonard Green & Partners, L.P. The remaining 6,171,073 shares of common stock are owned of record by Green Equity Investors, L.P., of which the general partner is an affiliate of Leonard Green & Partners, L.P. Each of Jonathan D. Sokoloff, John G. Danhakl, Peter J. Nolan, Jonathan A. Seiffer and John M. Baumer, either directly (whether through ownership interest or position) or through one or more intermediaries, may be deemed to control Leonard Green & Partners, L.P. and/or Grand Avenue Associates, L.P. As such, Messrs. Sokoloff, Danhakl, Nolan, Seiffer and Baumer may be deemed to have shared voting and investment power with respect to all shares held by Green Equity Investors, L.P. and Grand Avenue Associates, L.P. However, each of Messrs. Sokoloff, Danhakl, Nolan, Seiffer and Baumer disclaim beneficial ownership of the common stock of which Green Equity Investors, L.P. and Grand Avenue Associates, L.P. have beneficial ownership.

(8)	Includes 39,900 shares of common stock owned by Grand Avenue Associates, L.P., an affiliate of Leonard Green & Partners, L.P.

(9)	Includes the shares of common stock identified in note (7) above.

Stockholder Proposals

      In order to be eligible for inclusion in the Company’s Proxy Statement and Proxy Card for the next annual meeting of the Company’s stock holders pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be received by the Secretary of the Company at its principal executive officers no later than December 30, 2003. Further, in order for the stockholder proposals to be eligible to be brought before the Company’s stockholders at the next annual meeting, the stockholder submitting such proposals must also comply with the procedures, including the deadlines, required by the Company’s Amended and Restated Bylaws. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company’s Proxy Statement. The Company will provide a copy of its Amended and Restated Bylaws to any stockholder of record upon written request.

Annual Report on Form 10-K

      The Company’s Annual Report on Form 10-K was mailed to stockholders with this Proxy Statement and contains financial and other information about the Company.

      The information contained in the “Compensation Committee Report on Executive Compensation,” “Audit Committee Report” and “Performance Graph” shall not be deemed filed with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act and shall not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

      THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FISCAL YEAR 2002 TO ANY BENEFICIAL OWNER OF THE COMPANY’S COMMON STOCK AS OF THE RECORD DATE UPON WRITTEN REQUEST TO BIG 5 SPORTING GOODS CORPORATION, 2525 EAST EL SEGUNDO BOULEVARD, EL SEGUNDO CALIFORNIA, 90245, ATTENTION: SECRETARY.

Other Matters

      Management knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the proxyholders to vote the shares represented by the proxies on such matters in accordance with the recommendation of the board of directors and authority to do so is included in the proxy.

APPENDIX A

Big 5 Sporting Goods Corporation

Charter for Audit Committee

ARTICLE I

FORMATION

      The Board of Directors of Big 5 Sporting Goods Corporation (the “Corporation”) has established the Audit Committee pursuant to Section 141(c)(2) of the Delaware General Corporation Law and Article III, Section 8 of the Corporation’s Bylaws.

ARTICLE II

COMPOSITION

      The Audit Committee shall be comprised of not less than three members of the Corporation’s Board of Directors. Subject to the foregoing, the exact number of members of the Audit Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board of Directors. The qualifications of the Audit Committee membership shall be as follows:

•	No member shall have any relationship to the Corporation that, in the determination of the Board of Directors, may interfere with his or her exercise of independence from management and the Corporation. The following persons shall not be considered independent:

•	A director who is, or has been in any of the past three years, an employee or officer of the Corporation or any of its affiliates;

•	A director who accepted any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	A director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer;

•	A director who is a partner in, or controlling shareholder or executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, in any of the past three years, payments (other than those arising solely from investments in the Corporation’s securities) that exceed 5% of the Corporation’s or business organization’s consolidated gross revenues for that year or $200,000, whichever is more; and

•	A director who is employed as an executive of another entity if any of the Corporation’s executives serve on that entity’s compensation committee.

•	Notwithstanding the foregoing, the Board may, under exceptional and limited circumstances, appoint to the Audit Committee one individual who is not “independent” as defined above and is not a current employee or an immediate family member of such employee if the Board determines in its business judgment that membership on the Audit Committee by the individual is required by the Corporation’s and shareholder’s best interests, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

•	Each member shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement, or shall become able to do so within a reasonable period of time after his or her appointment to the Audit Committee.

•	At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      For purposes of this Article II, the term “executive” means a company’s president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the company. Officers of a company’s parent(s) or subsidiaries shall be deemed executive officers of that company if they perform such policy-making functions for the company. In addition, when a company is a limited partnership, officers or employees of the general partner(s) who perform policy-making functions for the limited partnership shall be deemed executive officers of the limited partnership. When a company is a trust, officers or employees of the trustee(s) who perform policy-making functions for the trust are deemed executive officers of the trust.

      Also for purposes of this Article II, the term “immediate family member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, brothers and sisters-in-law, sons and daughters-in-law, and anyone who resides in such person’s home.

ARTICLE III

FUNCTIONS

      The independent public accounting firm engaged by the Corporation to audit the Corporation’s financial statements shall be accountable ultimately to the Corporation’s Board of Directors and the Audit Committee.

      The Audit Committee shall:

      A.     Independent Auditors

•	Recommend to the Board of Directors each year the independent public accounting firm to be engaged to audit the Corporation’s financial statements.

•	Review and discuss with the independent auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the independent auditors with respect to interim periods.

•	Review and discuss with management and the outside auditors: (a) any material financial or non-financial arrangements of the Corporation which do not appear on the financial statements of the Corporation; and (b) any transactions or courses of dealing with parties related to the Corporation which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Corporation’s financial statements.

•	Review and recommend action with respect to the results of each independent audit of the Corporation’s financial statements, including problems encountered in connection with such audit and recommendations of the independent auditors arising as a result of such audit.

•	Discuss with the Corporation’s independent auditors the matters required to be communicated pursuant to Statement on Auditing Standards No. 61 (“SAS 61”), as may be amended or supplemented.

•	At least annually, discuss with the independent auditors their independence and receive each of the following in writing:

•	Disclosure of all relationships between the auditors and their related entities and the Corporation and its related entities that in the auditors’ professional judgment may reasonably be thought to bear on independence; and

•	Confirmation that, in the auditors’ professional judgment, the independent auditors are independent of the Corporation within the meaning of the federal securities laws.

•	Discuss with the Corporation’s independent auditors any relationships or services disclosed by the independent auditors that may impact the objectivity and independence of the independent auditors and take, or recommend that the Board of Directors take, appropriate action to oversee the independent auditors’ independence.

•	Evaluate the performance of the Corporation’s independent auditors and recommend to the Board of Directors any proposed discharge of the Corporation’s independent auditors.

      B.     Financial Statements

•	Review and discuss with the Corporation’s independent auditors and management the Corporation’s audited financial statements.

•	Based on (1) its review and discussions with management of the Corporation’s audited financial statements; (2) its discussion with the independent auditors of the matters to be communicated pursuant to SAS 61; and (3) the written disclosures from the Corporation’s independent auditors regarding independence, recommend to the Corporation’s Board of Directors whether the Corporation’s audited financial statements should be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

•	Review and discuss with the Corporation’s independent auditors and management the Corporation’s quarterly reports on Form 10-Q.

      C.     Internal Accounting

•	Review with the Corporation’s independent auditors and financial management the adequacy and effectiveness of the Corporation’s system of internal accounting controls, including the adequacy of such controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

•	Review the scope and results of the Corporation’s internal auditing procedures and practices and oversee the effectiveness thereof.

      D.     Management Conduct Policies

•	Review from time to time and make recommendations with respect to the Corporation’s policies relating to management conduct and oversee procedures and practices to ensure compliance therewith. Such policies shall include, without limitation, those relating to (1) transactions between the Corporation and members of its management, (2) political contributions and other sensitive payments, (3) compliance with the Foreign Corrupt Practices Act, and (4) corporate or competitive opportunities offered or enjoyed by members of such management.

•	Make interpretations from time to time as to the scope and application of the Corporation’s management conduct policies.

•	Review and approve or disapprove, as contemplated by the Corporation’s management conduct policies, proposed transactions between the Corporation and its employees or directors.

      E.     Other Duties

•	At least annually, review the adequacy of this Charter and recommend to the Corporation’s Board of Directors any changes to this Charter that the Audit Committee deems necessary or desirable.

•	Perform such other specific functions as the Corporation’s Board of Directors may from time to time direct, and make such investigations and reviews of the Corporation and its operations as the Chief Executive Officer or the Board of Directors may from time to time request.

•	The Audit Committee shall have the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist in the full performance of its functions.

•	The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist it in the conduct of any investigation.

ARTICLE IV

Procedures

      The Audit Committee shall keep regular minutes of its meetings. Meetings and actions of the Audit Committee shall be governed by, and held and taken in accordance with, the provisions of the Corporation’s Bylaws, with such changes in the context of those Bylaws as are necessary to substitute the Audit Committee, the Chairman of the Audit Committee and its members for the Board of Directors, the Chairman of the Board and its members. Regular meetings of the Audit Committee may be held at such time and such place as the Audit Committee determines from time to time.

PROXY

BIG 5 SPORTING GOODS CORPORATION

PROXY FOR 2003 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Big 5 Sporting Goods Corporation (the “Company”) and the accompanying Proxy Statement relating to the above-referenced Annual Meeting, and hereby appoints Steven G. Miller, Gary S. Meade and Charles P. Kirk, or any of them, with full power of substitution and resubstitution in each, as attorneys and proxies of the undersigned.

     Said proxies are hereby given authority to vote all shares of common stock of the Company which the undersigned may be entitled to vote at the 2003 Annual Meeting of Stockholders of the Company and at any and all adjournments or postponements thereof on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THIS PROXY. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED AS DIRECTORS OF THE COMPANY AND “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2003.

     PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

    (See reverse side)

     FOLD AND DETACH HERE

Please mark votes as in this example:	☒

1.	Election of Two Class A Directors:

Nominees:
G. Michael Brown
John G. Danhakl

WITHHOLD
FOR	AUTHORITY
ALL	FOR ALL
☐	☐

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.)

2.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Auditors for 2003	FOR ☐	AGAINST ☐	ABSTAIN ☐

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THE PROXIES ARE AUTHORIZED TO VOTE “FOR” THE ELECTION OF THE ABOVE-LISTED

     NOMINEES OR SUCH SUBSTITUTE NOMINEE(S) FOR DIRECTORS AS THE BOARD OF DIRECTORS OF THE COMPANY SHALL SELECT AND “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2003. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO MARCH 15, 2003.

     Signature________________Dated______________, 2003 Title_____________________

     Signature if held jointly_________________________Dated___________________, 2003

Note: Please date and sign exactly as your name(s) appear on this proxy card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give your full title as such. If a partnership, please sign in the partnership name by an authorized person.

For address changes, please mark the box to the right and write them on the other side where indicated	☐

- FOLD AND DETACH HERE -